Exhibit 99.1

News

Investor Contact: Chip Merritt
610-738-6376
cmerritt@cephalon.com

Media Contact: Robert W. Grupp
610-738-6402
rgrupp@cephalon.com

For Immediate Release

Cephalon, Inc. Reports Second Quarter Financial Results

Quarterly Sales and Earnings Exceed Guidance;

Quarterly Sales Increase 47 Percent;

Clinical Activity Accelerates

West Chester, PA – August 3, 2004 – Cephalon, Inc. (Nasdaq: CEPH) today reported second quarter 2004 revenue of $239.5 million compared to revenue of $168.8 million in the second quarter of 2003.  Also during the quarter, the company recorded a $30.1 million impairment charge associated with a write-off of its investment in MDS Proteomics due to their recent financial reorganization, resulting in a diluted loss per share of $(0.12).  Excluding this item, diluted adjusted earnings per share were $0.39, exceeding the comparable figure of $0.30 in the second quarter 2003 by 30 percent and the company’s guidance of $0.38.

Strong prescription growth continues to drive increased sales for the company’s three key products.  Sales of PROVIGIL® (modafinil) Tablets [C-IV] increased 48 percent over the second quarter of 2003 to $102.8 million.  Sales of ACTIQ® (oral transmucosal fentanyl citrate) [C-II] increased 63 percent to $85.6 million, and sales of GABITRIL® (tiagabine hydrochloride) increased 70 percent to $24.7 million.  In addition, Cephalon reported other product sales of $21.9 million in the second quarter of 2004.

“We continued to execute upon our business plans during the quarter,” Frank Baldino Jr., Chairman and CEO of Cephalon, said.  “Our strong performance surpassed the top end of our sales guidance, allowing us to make significant progress on the most ambitious level of clinical activity in Cephalon’s history and still exceed earnings expectations. This should translate into continued growth and – ultimately – shareholder value.”

—more—

Cephalon is reiterating its 2004 sales guidance of $900-950 million; this includes PROVIGIL sales of $375-$425 million, ACTIQ sales of $325-$375 million, GABITRIL sales of $80-$90 million and other products sales of $80-90 million.

As the company continues to acquire both products and companies its reported earnings are being increasingly impacted by amortization of acquired intangible assets, a non-cash, operating expense.  The leading life science companies exclude this amortization expense from their periodic guidance and their adjusted earnings.  In order to better reflect how the company manages its business, and in order to improve comparability to its peers, Cephalon intends to provide future guidance and adjusted results of operations that exclude this amortization expense.

On this new basis the company’s diluted adjusted earnings per share for the three months ended and six months ended June 30, 2004 were $0.47 and $0.88, respectively.  The company is initiating new 2004 diluted adjusted earnings per share guidance, which excludes amortization of intangible assets, of approximately $2.32.  The company is introducing third quarter sales guidance of $245-255 million and diluted adjusted earnings per share guidance of $0.66 on this new basis.  Consistent with prior years, the company expects continued sales growth to yield greater earnings per share as 2004 progresses.

Cephalon’s management will discuss the company’s second quarter results with analysts and investors during a conference call beginning at 5 p.m. U.S. EDT on Tuesday, August 3, 2004. To participate in the conference call, dial 913-981-5519 and refer to Conference Code Number 295682. Individual investors are encouraged to log onto the “Investor Information” section of www.cephalon.com and click on the “Webcast” link to access the live call.

Cephalon, Inc.

Founded in 1987, Cephalon, Inc. is an international biopharmaceutical company dedicated to the discovery, development and marketing of innovative products to treat sleep and neurological disorders, cancer and pain.

Cephalon currently employs approximately 2,000 people in the United States and Europe. U.S. sites include the company’s headquarters in West Chester, Pennsylvania, and offices and

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manufacturing facilities in Salt Lake City, Utah. Cephalon’s major European offices are located in Guildford, England, Martinsried, Germany, and Maisons-Alfort, France.

The company currently markets three proprietary products in the United States: PROVIGIL, GABITRIL, ACTIQ and more than 20 products internationally. Full prescribing information on its U.S. products is available at www.cephalon.com or by calling 1-800-896-5855.

— more —

In addition to historical facts or statements of current condition, this press release may contain forward-looking statements.  Forward-looking statements provide Cephalon’s current expectations or forecasts of future events.  These may include statements regarding anticipated scientific progress on its research programs, development of potential pharmaceutical products, interpretation of clinical results, prospects for regulatory approval, manufacturing development and capabilities, market prospects for its products, yearly and quarterly sales and earnings guidance, including the anticipated quarterly trend of such guidance in 2004, and other statements regarding matters that are not historical facts.  You may identify some of these forward-looking statements by the use of words in the statements such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” or other words and terms of similar meaning.  Cephalon’s performance and financial results could differ materially from those reflected in these forward-looking statements due to general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries as well as more specific risks and uncertainties facing Cephalon such as those set forth in its reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission.  Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect.  Therefore, you should not rely on any such factors or forward-looking statements.  Furthermore, Cephalon does not intend to update publicly any forward-looking statement, except as required by law.  The Private Securities Litigation Reform Act of 1995 permits this discussion.

This press release and/or the financial results attached to this press release include “Adjusted EBITDA”, “Adjusted Net Income”, “Basic Adjusted Net Income per Common Share”, “Diluted Adjusted Net Income Per Common Share”, and “ Adjusted Diluted Earnings Per Share Guidance” amounts that are considered “non-GAAP financial measures” under SEC rules.  As required, we have provided reconciliations of these measures.  Additional required information is located in the Form 8-K furnished to the SEC in connection with this press release.

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Cephalon, Inc. and Subsidiaries

Consolidated Statement of Operations

(Amounts in Thousands, Except per Share)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003

Revenues:
Sales	$234,990	$160,275	$445,381	$297,868
Other revenues	4,487	8,552	9,078	15,656
	239,477	168,827	454,459	313,524
Costs and Expenses:
Cost of sales	27,380	22,161	53,357	42,699
Research and development	74,043	39,139	130,525	72,795
Selling, general and administrative	85,202	65,546	167,704	120,152
Depreciation and amortization	11,646	10,926	23,143	21,567
Impairment charge on investment in MDS Proteomics Inc.	30,071	—	30,071	—
	228,342	137,772	404,800	257,213

Income from operations	11,135	31,055	49,659	56,311

Other Income and Expense:
Interest income	3,589	2,581	6,835	5,175
Interest expense	(5,822)	(7,820)	(11,712)	(16,356)
Charge on early extinguishment of debt	—	—	(961)	—
Other income (expense), net	(1,336)	1,887	(1,802)	2,311
	(3,569)	(3,352)	(7,640)	(8,870)

Income before income taxes	7,566	27,703	42,019	47,441

Income tax expense	(14,417)	(9,580)	(27,159)	(17,080)

Net Income (Loss)	$(6,851)	$18,123	$14,860	$30,361

Basic income (loss) per common share *	$(0.12)	$0.32	$0.26	$0.54

Diluted income (loss) per common share *	$(0.12)	$0.30	$0.26	$0.52

Weighted average number of common shares outstanding	56,110	55,504	56,007	55,478

Weighted average number of common shares outstanding-assuming dilution	56,110	64,435	57,228	57,062

OTHER DATA - Reconciliation of Net Income (Loss) to Adjusted Net Income:

Net Income (Loss)	$(6,851)	$18,123	$14,860	$30,361

Certain charges:
Charge on early extinguishment of debt	—	—	599	—
Pension curtailment - Cephalon France	—	—	(2,626)	—
Impairment charge - investment in MDS Proteomics Inc.	30,071	—	30,071	—

Adjusted Net Income	$23,220	$18,123	$42,904	$30,361

Basic adjusted net income per common share *	$0.41	$0.32	$0.76	$0.54

Diluted adjusted net income per common share *	$0.39	$0.30	$0.72	$0.52

Weighted average number of common shares outstanding	56,110	55,504	56,007	55,478

Weighted average number of common shares outstanding - assuming dilution	64,677	64,435	64,636	57,062

* Prior period EPS is restated for adoption of guidance from EITF 03-6.

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003

Reconciliation of Income from Operations to Adjusted EBITDA:

Income from operations	$11,135	$31,055	$49,659	$56,311

Depreciation and amortization	11,646	10,926	23,143	21,567

Pension curtailment - Cephalon France	—	—	(4,214)	—

Impairment charge - investment in MDS Proteomics Inc.	30,071	—	30,071	—

Adjusted EBITDA **	$52,852	$41,981	$98,659	$77,878

** EBITDA is defined as income from operations less depreciation and amortization, and therefore, by definition, also excludes interest income and expense, foreign currency exchange, charge on early extinguishment of debt, and income tax expense. Adjusted EBITDA excludes the gain on pension curtailment and the impairment charge.

Note: Certain reclassification of prior year costs and expenses have been made to conform with the current year presentation.

Cephalon, Inc. and Subsidiaries

Consolidated Sales Detail

(Amounts in Thousands)

(Unaudited)

	Three Months Ended		%	Six Months Ended		%
	June 30,		Increase	June 30,		Increase
	2004	2003	(Decrease)	2004	2003	(Decrease)
Sales:
Provigil	$102,761	$69,522	48%	$197,314	$125,311	57%
Actiq	85,630	52,664	63%	155,786	98,865	58%
Gabitril	24,697	14,558	70%	47,408	27,230	74%
Other	21,902	23,531	(7)%	44,873	46,462	(3)%

	$234,990	$160,275	47%	$445,381	$297,868	50%

Cephalon, Inc. and Subsidiaries

Revised Format

Consolidated Statement of Operations

(Amounts in Thousands, Except per Share)

(Unaudited)

	Three Months Ended June 30, 2004				Three Months Ended June 30, 2003
	GAAP	Adjustments		“Adjusted”	GAAP	Adjustments		“Adjusted”

Revenues:
Sales	$234,990			$234,990	$160,275			$160,275
Other revenues	4,487			4,487	8,552			8,552
	239,477	—		239,477	168,827	—		168,827
Costs and Expenses:
Cost of sales	27,380			27,380	22,161			22,161
Research and development	74,043			74,043	39,139			39,139
Selling, general and administrative	85,202			85,202	65,546			65,546
Depreciation and amortization	11,646	(8,394	)(1)	3,252	10,926	(8,259	)(1)	2,667
Impairment charge on investment in MDS Proteomics Inc.	30,071	(30,071	)(2)	—	—			—
	228,342	(38,465)		189,877	137,772	(8,259)		129,513

Income from operations	11,135	38,465		49,600	31,055	8,259		39,314

Other Income and Expense:
Interest income	3,589			3,589	2,581			2,581
Interest expense	(5,822)			(5,822)	(7,820)			(7,820)
Charge on early extinguishment of debt	—			—	—			—
Other income (expense), net	(1,336)			(1,336)	1,887			1,887
	(3,569)	—		(3,569)	(3,352)	—		(3,352)

Income before income taxes	7,566	38,465		46,031	27,703	8,259		35,962

Income tax expense	(14,417)	(3,164	)(5)	(17,581)	(9,580)	(2,973	)(5)	(12,553)

Net Income (loss)	$(6,851)	$35,301		$28,450	$18,123	$5,286		$23,409

Basic income (loss) per common share *	$(0.12)			$0.50	$0.32			$0.42

Diluted income (loss) per common share *	$(0.12)			$0.47	$0.30			$0.39

Weighted average number of common shares outstanding	56,110			56,110	55,504			55,504

Weighted average number of common shares outstanding-assuming dilution	56,110			64,677	64,435			64,435

* Prior period EPS is restated for adoption of guidance from EITF 03-6.

Cephalon, Inc. and Subsidiaries

Revised Format

Consolidated Statement of Operations

(Amounts in Thousands, Except per Share)

(Unaudited)

	Six Months Ended June 30, 2004				Six Months Ended June 30, 2003
	GAAP	Adjustments		“Adjusted”	GAAP	Adjustments		“Adjusted”

Revenues:
Sales	$445,381			$445,381	$297,868			$297,868
Other revenues	9,078			9,078	15,656			15,656
	454,459	—		454,459	313,524	—		313,524
Costs and Expenses:
Cost of sales	53,357			53,357	42,699			42,699
Research and development	130,525			130,525	72,795			72,795
Selling, general and administrative	167,704	4,214	(3)	171,918	120,152			120,152
Depreciation and amortization	23,143	(16,754	)(1)	6,389	21,567	(16,501	)(1)	5,066
Impairment charge on investment in MDS Proteomics Inc.	30,071	(30,071	)(2)	—	—			—
	404,800	(42,611)		362,189	257,213	(16,501)		240,712

Income from operations	49,659	42,611		92,270	56,311	16,501		72,812

Other Income and Expense:
Interest income	6,835			6,835	5,175			5,175
Interest expense	(11,712)			(11,712)	(16,356)			(16,356)
Charge on early extinguishment of debt	(961)	961	(4)	—	—			—
Other income (expense), net	(1,802)			(1,802)	2,311			2,311
	(7,640)	961		(6,679)	(8,870)	—		(8,870)

Income before income taxes	42,019	43,572		85,591	47,441	16,501		63,942

Income tax expense	(27,159)	(5,089	)(5)	(32,248)	(17,080)	(5,940	)(5)	(23,020)

Net Income (loss)	$14,860	$38,483		$53,343	$30,361	$10,561		$40,922

Basic income (loss) per common share *	$0.26			$0.94	$0.54			$0.73

Diluted income (loss) per common share *	$0.26			$0.88	$0.52			$0.69

Weighted average number of common shares outstanding	56,007			56,007	55,478			55,478

Weighted average number of common shares outstanding-assuming dilution	57,228			64,636	57,062			64,470

* Prior period EPS is restated for adoption of guidance from EITF 03-6.

Cephalon, Inc. and Subsidiaries

Notes to Reconciliation of GAAP Earnings to “Adjusted” Earnings

Three and Six Months Ended June 30, 2004

(1)

To exclude the ongoing amortization of acquired intangible assets including technology, trademark and marketing rights acquired from Group Lafon, Gabitril marketing rights, Actiq marketing rights, and product marketing rights acquired in conjunction with our Novartis collaboration.

(2)

To exclude the impairment charge for the write-off of our investment in MDS Proteomics, Inc. for which no corresponding tax benefit was recorded as the realization of this deduction for tax purposes is not yet assured.

(3)	To exclude the gain resulting from the cancellation of postretirement health care benefits for current employees at Cephalon France.

(4)	To exclude the charge on early extinguishment of debt related to the repurchase of $10 million of our 3.875% convertible subordinated notes.

(5)	To reflect the tax effect of the above adjustments, except for the impairment charge (see Note 2), at the assumed consolidated annual effective tax rate.

Cephalon, Inc. and Subsidiaries

Consolidated Balance Sheets

(Amounts in Thousands)

	June 30, 2004	December 31, 2003
	(Unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$1,045,994	$1,115,699
Investments	162,836	39,464
Receivables, net	97,558	86,348
Inventory, net	68,184	61,249
Deferred tax asset	59,870	57,972
Other current assets	23,862	9,198
Total current assets	1,458,304	1,369,930

Property and equipment, net	136,590	126,442
Goodwill	298,769	298,769
Other intangible assets, net	308,074	326,445
Debt issuance costs, net	30,848	35,250
Deferred tax asset, net	144,131	168,506
Other assets	23,376	56,314
	$2,400,092	$2,381,656

CURRENT LIABILITIES:
Debt, including current portion	$41,374	$9,637
Accounts payable and accrued expenses	35,248	28,591
Accrued expenses	105,530	99,038
Current portion of deferred revenues	380	422
Total current liabilities	182,532	137,688

Long-term debt	1,363,843	1,409,417
Deferred revenues	1,576	1,736
Deferred tax liabilities	44,532	45,665
Other liabilities	16,557	16,780
Total liabilities	1,609,040	1,611,286

STOCKHOLDERS’ EQUITY:
Common stock, $0.01 par value	562	558
Additional paid-in capital	1,065,915	1,052,059
Treasury stock, at cost	(13,706)	(13,692)
Accumulated deficit	(306,445)	(321,305)
Accumulated other comprehensive income	44,726	52,750
Total stockholders’ equity	791,052	770,370
	$2,400,092	$2,381,656

Cephalon, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Amounts in Thousands)

(Unaudited)

	Six Months Ended June 30,
	2004	2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$14,860	$30,361
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income taxes	4,255	2,150
Tax benefit from exercise of stock options	2,999	3,100
Depreciation and amortization	24,760	21,567
Amortization of debt issuance costs	4,379	2,247
Stock-based compensation expense	2,495	1,453
Non-cash charge on early extinguishment of debt	961	—
Pension curtailment	(4,214)	—
Loss on disposals of property and equipment	430	—
Impairment charge	30,071	—
Increase (decrease) in cash due to changes in assets and liabilities, net of effect from acquisition:
Receivables	(12,469)	(23,016)
Inventory	(8,001)	(5,698)
Other assets	5,037	3,670
Accounts payable, accrued expenses and deferred revenues	14,347	4,576
Other liabilities	1,449	(1,048)

Net cash provided by operating activities	81,359	39,362

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(18,850)	(12,546)
Investments in non-marketable securities	—	(32,975)
Acquisition of intangible assets	(261)	—
Purchases of investments	(136,756)	(87,270)
Sales of investments	11,970	33,508

Net cash used for investing activities	(143,897)	(99,283)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercises of common stock options	8,366	868
Acquisition of treasury stock	(14)	(125)
Principal payments on and retirements of long-term debt	(13,205)	(13,568)
Net proceeds from issuance of convertible subordinated notes	—	727,319
Proceeds from sale of warrants	—	178,315
Purchase of Convertible Hedge	—	(258,584)

Net cash provided by (used for) financing activities	(4,853)	634,225

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(2,314)	2,293

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(69,705)	576,597

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,115,699	486,097

CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,045,994	$1,062,694

Cephalon, Inc. and Subsidiaries

(Unaudited)

	Three Months Ended September 30, 2004	Twelve Months Ended December 31, 2004

Reconciliation of Projected GAAP Diluted Earnings per Share to Adjusted Diluted Earnings Per Share Guidance:

Projected GAAP diluted earnings per share	$0.31	$1.30

Charge on early extinguishment of debt		$0.01
Debt exchange expense	$0.27	$0.27
Gain on pension curtailment - Cephalon France		$(0.04)
Impairment charge - investment in MDS Proteomics Inc.		$0.46
Amortization of current intangibles	$0.08	$0.32

Adjusted diluted earnings per share guidance	$0.66	$2.32